UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2005

 Commission File Number 000-31395

VillageEDOCS

(Exact name of registrant as specified in its charter)

CALIFORNIA	33-0668917
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

14471 CHAMBERS RD. STE. 105 TUSTIN CA	92780
(Address of principal executive offices)	(Zip Code)

(714) 734-1030
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition - Disposition of Assets

Acquisition of 100% of the Outstanding Stock of Phoenix Forms, Inc. dba Resolutions

On April 15, 2005, VillageEDOCS, through a wholly owned subsidiary formed for the purpose of the reported transaction, purchased 100% of the issued and outstanding capital stock of Phoenix Forms, Inc. dba Resolutions ("Resolutions" or "PFI"), from its two shareholders, Alexander Riess and William Falcon.

VillageEDOCS purchased Resolutions with two promissory notes in the aggregate amount of $200,000.00, payment in full at closing of an existing third-party promissory note in the amount of $432,000.00, and warrants to purchase an aggregate of 10,000,000 shares of VillageEDOCS' common stock at $0.15 per share.

The warrants will vest at various amounts during the third, twelfth, twenty-fourth, and thirty-sixth months following the date of closing.

The acquisition will be accounted for using the purchase method of accounting.

VillageEDOCS funded the requirement to pay the third-party promissory note from the proceeds of an $800,000 convertible promissory note offering subscribed to by one investor on April 13, 2005.  See Item 3.02 Unregistered Sales of Equity Securities.

PFI is a Georgia corporation formed in 2004 to acquire Resolutions, then a division of Inter-American Data, Inc., that has been operating continuously since 1998.  PFI presently does business as Resolutions and is headquartered in Suwanee, GA, a suburb of Atlanta.

The terms of the purchase were the result of arms-length negotiations.  Neither of the Resolutions shareholders was previously affiliated with VillageEDOCS, although Resolutions has been a customer for several years of the electronic document delivery service now operated by VillageEDOCS' subsidiary, MessageVision, Inc.

Resolutions provides products for document management, archiving, document imaging, imaging software, document scanning, e-mail archiving, document imaging software, electronic forms, document archiving, and e-mail archiving.   Resolutions solutions are intended to help companies manage the entire life cycle of business critical information, whether it is to be printed, distributed, emailed, faxed, archived, imaged or just retrieved and viewed on screen.

Resolutions' suite of products include: R-Forms, for electronic forms design presentation and distribution;  R-Fax, an enterprise fax solution for production, desktop, and broadcast faxing;  R-Checks, a turnkey check printing solution;  R-Output Manager, a report and multi-page document automation manager that delivers reports and electronic forms to recipients via print, email, fax, post-to-web or archive; and Redmap, a full function imaging and archiving solution.

Item 3.02 Unregistered Sales of Equity Securities.

On April 13, 2005, VillageEDOCS (the "Registrant") entered into a Note Purchase Agreement with Barron Partners, LP ("Barron") pursuant to which Barron purchased from the Registrant a convertible promissory note in the principal amount of $800,000.00 which will be convertible into 16,000,000 shares of common stock, no par value, of the Registrant until such time as the Registrant amends its articles of incorporation so as to authorize and designate a class of preferred stock and thereafter will be convertible solely into preferred stock.

In connection with the Note Purchase Agreement, the Registrant issued Barron a warrant to purchase up to 32,000,000 shares of its common stock at $0.10 per share (subject to adjustment) until such time as the Registrant amends its certificate of incorporation so as to authorize and designate a class of preferred stock and thereafter will be exercisable solely for preferred stock.  In addition, the Registrant issued Barron a warrant to purchase up to 8,000,000 shares of its common stock at $0.25 per share (subject to adjustment).

Finally, the Registrant and Barron have entered into a Registration Rights Agreement pursuant to which the Registrant has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the securities underlying the convertible promissory note and the warrants within 60 days of April 13, 2005.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The financial statements required by this item are impracticable to present at the time, but will be filed within sixty days after the filing date of this initial report on Form 8-K/A.

(b)  Pro Forma Financial Information.

The financial statements required by this item are impracticable to present at the time, but will be filed within sixty days after the filing date of this initial report on Form 8-K/A.

(c)     Exhibits

Exhibit number	Description
-------------------	---------------------------------------------------------------
2.1	Stock Purchase Agreement dated as of April 1, 2005 and executed April 15, 2005 by and among VillageEDOCS Acquisition Corp, Phoenix Forms, Inc., and Its Shareholders.*
4.1	Promissory Note to Alexander Riess dated April 15, 2005.*
4.2	Promissory Note to William R. Falcon dated April 15, 2005.*
4.3	Common Stock Purchase Warrant to Alexander Riess dated as of April 1, 2005.*
4.4	Common Stock Purchase Warrant to William R. Falcon dated as of April 1, 2005.*
4.5	Note Purchase Agreement dated April 13, 2005 by and between VillageEDOCS and Barron Partners LP*
4.6	Convertible Note to Barron Partners LP dated April 13, 2005*
4.7	Registration Rights Agreement dated April 13, 2005 by and between VillageEDOCS and Barron Partners LP.*
4.8	Form of Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock*
4.9	Stock Purchase Warrant "A" dated April 13, 2005 to Barron Partners LP*
4.10	Stock Purchase Warrant "B" dated April 13, 2005 to Barron Partners LP*
10.1	Employment Agreement dated as of April 1, 2005 by and between Phoenix Forms, Inc. and Alexander Riess.*
10.2	Employment Agreement dated as of April 1, 2005 by and between Phoenix Forms, Inc. and William R Falcon.*
10.3	Release of Claims Agreement dated as of April 1, 2005 by Alexander Riess in favor of Phoenix Forms, Inc.*
10.4	Release of Claims Agreement dated as of April 1, 2005 by William R. Falcon in favor of Phoenix Forms, Inc.*
99.1	Press Release dated April 15, 2005 (furnished herewith)
99.2	Press Release dated April 18, 2005 (furnished herewith).

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      April 19, 2005                                                 VILLAGEEDOCS

                                                                                          By:  /s/   Michael A. Richard
                                                                                          Print Name:  Michael A. Richard
                                                                                          Title:  Chief Financial Officer